UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2022 (December 7, 2022)

SHIFT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38839	82-5325852
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Division Street, Suite 400, San Francisco, CA	94103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 575-6739

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SFT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) if the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 9, 2022, Shift Technologies, Inc., a Delaware corporation (the “Company,” “Shift,” “we” or “us”), completed the previously announced acquisition of CarLotz, Inc., a Delaware corporation (“CarLotz”), pursuant to the Agreement and Plan of Merger dated as of August 9, 2022 (the “Merger Agreement”), by and among Shift, Shift Remarketing Operations, Inc., a Delaware corporation and direct wholly owned subsidiary of Shift (“Merger Sub”), and CarLotz. Pursuant to the Merger Agreement, Merger Sub merged with and into CarLotz, with CarLotz continuing as the surviving corporation and a wholly owned subsidiary of Shift (the “Merger”).

Merger Consideration

Pursuant to the Merger Agreement, each outstanding share of Class A common stock, par value $0.0001 per share, of CarLotz (“CarLotz Common Stock”) (other than CarLotz Common Stock owned or held in treasury by CarLotz, which was cancelled for no consideration) was converted into the right to receive 0.705241 (the “Exchange Ratio”) of a share of Class A common stock, par value $0.0001 per share, of Shift (“Shift Common Stock”), rounded up to the nearest whole share for any fractional shares of Shift Common Stock that would have been issued to any stockholder resulting from the calculation (the “Merger Consideration”).

Treatment of CarLotz Equity Awards, Earnout Shares, Earnout Acquiror RSUs and Warrants

At the effective time of the Merger (the “Effective Time”), (i) each vested time-based and performance-based CarLotz restricted stock unit award (including any such awards that vested at the Effective Time) was converted into the right to receive the Merger Consideration in respect of each underlying share of CarLotz Common Stock, less applicable tax withholding, and (ii) each other CarLotz restricted stock unit award was assumed by Shift and converted into an award relating to Shift Common Stock, with appropriate adjustments to the numbers of shares and share price thresholds to reflect the Exchange Ratio, in each case in accordance with the terms set forth the Merger Agreement. In addition, at the Effective Time, each option to purchase CarLotz Common Stock was assumed by Shift and converted into an option to purchase Shift Common Stock, with appropriate adjustments to the numbers of shares and exercise prices to reflect the Exchange Ratio, in accordance with the terms set forth in the Merger Agreement.

Also at the Effective Time, each outstanding warrant (the “Warrants”) to purchase shares of CarLotz Common Stock was assumed by Shift and converted into a warrant to purchase Shift Common Stock, with appropriate adjustments to the warrant shares and exercise price to reflect the Exchange Ratio, in accordance with the terms set forth in the Merger Agreement. In connection with such conversion of the Warrants, on December 9, 2022, the Company, American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (“AST”), CarLotz and Continental Stock Transfer & Trust Company, a New York corporation (“CST”), entered into a Warrant Assumption and Amendment Agreement (the “Warrant Amendment”), pursuant to which among other things, (i) the Company assumed all of CarLotz’s rights, interests and obligations under that certain Warrant Agreement dated as of February 21, 2019, between CarLotz and AST, as Warrant agent; (ii) each of the issued and outstanding Warrants will no longer be exercisable for shares of CarLotz Common Stock but instead will be exercisable for shares of Shift Common Stock; (iii) the Warrants will be adjusted such that the number of shares of Shift Common Stock issuable upon exercise of such Warrants shall be equal to the product (rounded to the nearest whole number) of (x) the number of shares of CarLotz Common Stock issuable upon exercise of such Warrant immediately prior to the Effective Time multiplied by (y) the Exchange Ratio, and the exercise price of each such Warrant shall be equal to the quotient (rounded to the nearest whole cent) of (1) the per share exercise price of such Warrant immediately prior to the Effective Time divided by (2) the Exchange Ratio; and (iv) CST replaced AST as Warrant agent.

Additionally, each Earnout Share and Earnout Acquiror RSU (each as defined in the SPAC Merger Agreement) outstanding as of the Effective Time was assumed and converted into a right to acquire shares of Shift Common Stock, with appropriate adjustments to the number of shares and share price thresholds to reflect the Exchange Ratio. The “SPAC Merger Agreement” means that certain Agreement and Plan of Merger dated as of October 21, 2020, by and among CarLotz, Inc. (f/k/a Acamar Partners Acquisition Corp.), Acamar Partners Sub, Inc. and CarLotz Group, Inc. (f/k/a CarLotz, Inc.), as amended.

Board of Directors of Shift

Pursuant to the Merger Agreement, on December 9, 2022, the Board of Directors (the “Board”) of Shift, by unanimous written consent, increased the size of the Board to ten (10) members and elected (i) Kimberly H. Sheehy to serve as a Class I director of Shift, (ii) Luis Solorzano to serve as a Class II director of Shift and (iii) James E. Skinner to serve as a Class III director of Shift. Ms. Sheehy and Messrs. Solorzano and Skinner served on the board of directors of CarLotz prior to the closing of the Merger. After giving effect to the foregoing director appointments and the resignations of Messrs. Krikorian and Patel from the Board discussed below under Item 5.02— “Director Resignations”, the Board consists of 9 members.

The foregoing description of the Merger Agreement and the Merger is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.2 to Shift’s Amendment No. 1 to the Quarterly Report on Form 10-Q/A for the period ended June 30, 2022 and is incorporated into this Item 2.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Director Elections

In connection with the election of Mr. Skinner and Ms. Sheehy to the Board, the Board resolved that Mr. Skinner will serve as a member of the Audit Committee and Leadership Development, Compensation and Governance Committee, and Ms. Sheehy will serve as the Chair of the Audit Committee.

There are no family relationships between any of Mr. Solorzano, Mr. Skinner or Ms. Sheehy, on the one hand, and any director, executive officer, or person nominated or chosen by Shift to become a director or executive officer of Shift, on the other hand. Each of Mr. Solorzano, Mr. Skinner and Ms. Sheehy is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Pursuant to Shift’s Director Compensation Policy, each of Mr. Solorzano, Mr. Skinner and Ms. Sheehy will be entitled to receive a number of time-based vesting restricted stock units with a grant date fair value equal to $100,000 and an annual cash retainer of $40,000, in each case prorated for service for less than an entire annual period. In addition, pursuant to Shift’s Director Compensation Policy, Mr. Skinner will receive an additional cash retainer of $10,000 for his service on the Audit Committee and $5,000 for his service on the Leadership Development, Compensation and Governance Committee, and Ms. Sheehy will receive an additional cash retainer of $20,000 for her service as Chair of the Audit Committee, in each case prorated for service for less than an entire annual period.

Director Resignations

In connection with the closing of the Merger, on December 9, 2022, each of Jason Krikorian and Manish Patel, members of the Board, informed Shift of their decision to resign as a director of Shift, effective upon the Effective Time. Mr. Krikorian served as a Class II director, a member of the Audit Committee and Lead Director of the Board. Mr. Patel served as a Class III director and Chair of the Leadership Development, Compensation and Governance Committee. Each of Mr. Krikorian’s and Mr. Patel’s decision to resign from the Board was not the result of any disagreement relating to Shift’s operations, policies or practices. Shift thanks Mr. Krikorian and Mr. Patel for their commitment and service to Shift.

Also in connection with the closing of the Merger, on December 9, 2022, the Board appointed Victoria McInnis to replace Mr. Krikorian as Lead Director of the Board, effective December 9, 2022.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.07 by reference.

On December 7, 2022 at 12:00 p.m. Eastern Time, the Company held a special meeting of stockholders (the “Special Meeting”) to consider and vote upon the following proposals:

●	Approval of the issuance of shares of Shift Common Stock to stockholders of CarLotz in connection with the Merger (the “Share Issuance Proposal”).

●	Approval of an amendment to the Second Amended and Restated Certificate of Incorporation of Shift to effect a reverse stock split of Shift Common Stock at a ratio within a range of 1-for-5 and 1-for-10, as determined by the Board (the “Reverse Stock Split Proposal”).

●	Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Share Issuance Proposal (the “Adjournment Proposal”).

The Adjournment Proposal was not presented at the Special Meeting because there were enough votes to approve the Share Issuance Proposal.

Approval of the Share Issuance Proposal required the affirmative vote of the holders of a majority of the outstanding Shift Common Stock having voting power present in person or represented by proxy at the Special Meeting. Approval of the Reverse Stock Split Proposal required the affirmative vote of the majority of the shares of Shift Common Stock outstanding at the close of business on the record date for the Special Meeting.

Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders of the Company at the Special Meeting.

1.	The Share Issuance Proposal. With respect to the approval of the Share Issuance Proposal, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
45,511,244	896,386	43,408	0

Accordingly, the votes cast in favor of the Share Issuance Proposal constituted approximately 98.1% of the holders of Shift Common Stock having voting power present in person or represented by proxy at the Special Meeting.

2.	Reverse Stock Split Proposal. With respect to the approval of the Reverse Stock Split Proposal, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
44,631,907	1,706,265	112,866	0

Accordingly, the votes cast in favor of the Reverse Stock Split Proposal constituted approximately 52.0% of the shares of Shift Common Stock outstanding at the close of business on the record date for the Special Meeting.

Item 7.01 Regulation FD Disclosure.

On December 9, 2022, the Company issued a press release announcing the closing of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto. Such press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Shift under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Shift intends to file the financial statements of CarLotz required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K or otherwise not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

Shift intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K or otherwise not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

2.1	Agreement and Plan of Merger dated August 9, 2022, by and among Shift Technologies, Inc., Shift Remarketing Operations, Inc. and CarLotz, Inc.(incorporated by reference to Exhibit 2.2 of the Amendment No. 1 to the Quarterly Report on Form 10-Q/A filed on August 11, 2022).†
99.1	Press Release dated December 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Shift agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements involve risks and uncertainties. Shift’s experience and results may differ materially from the experience and results anticipated in such statements. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the ability of the combined company to retain and hire key personnel; (2) unexpected costs, charges or expenses resulting from the transaction; (3) potential adverse reactions or changes to business relationships resulting from the completion of the transaction; (4) the combined company’s ability to achieve the synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined company’s existing businesses; and (5) legislative, regulatory and economic developments. Other factors that might cause such a difference include those discussed in Shift’s filings with the SEC, which include its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the joint proxy statement/prospectus on Form S-4 filed in connection with the Merger. For more information, see the section entitled “Risk Factors” and the forward-looking statements disclosure contained in Shift’s Annual Reports on Form 10-K and in other filings. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof and, except as required by federal securities laws and rules and regulations of the SEC, Shift undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFT TECHNOLOGIES, INC.

Dated: December 9, 2022	/s/ Jeff Clementz
	Name:	Jeff Clementz
	Title:	Chief Executive Officer